UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2021

YUCAIPA ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39422	98-1541929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9130 West Sunset Boulevard Los Angeles, CA	90069
(Address of principal executive offices)	(Zip Code)

(310) 228-2894

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	YAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	YAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	YAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 13, 2021, Yucaipa Acquisition Corporation (the “Company”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 32,136,222 ordinary shares (consisting of 23,511,222 Class A ordinary shares and 8,625,000 Class B ordinary shares) were present in person or by proxy, representing 74.52% of the voting power of Yucaipa’s ordinary shares held of record as of November 22, 2021, the record date for the General Meeting and constituting a quorum for the transaction of business. The proposal listed below is described in more detail in the registration statement on Form F-4 of SIGNA Sports United B.V. (“TopCo”), which was filed on July 2, 2021, as amended on August 31, 2021, October 18, 2021, November 4, 2021, November 17, 2021, November 23, 2021 and November 24, 2021 and declared effective by the Securities and Exchange Commission (the “SEC”) on November 24, 2021 and includes a document that serves as a prospectus of TopCo with respect to the securities to be issued in connection with the proposed business combination (the “Business Combination”) of Yucaipa with SIGNA Sports United GmbH, a German limited liability company contemplated by the Business Combination Agreement dated June 10, 2021 (as amended), by and among Yucaipa, SSU, TopCo, Olympics I Merger Sub, LLC, a Cayman Islands limited liability company and wholly-owned subsidiary of TopCo, and SIGNA International Sports Holding GmbH, a German limited liability company (the “Business Combination Agreement”) and a proxy statement of Yucaipa with respect to the General Meeting. The definitive proxy statement/prospectus was filed on November 26, 2021 (the “Definitive Proxy/Prospectus”). A summary of the voting results at the General Meeting is set forth below:

The shareholders approved (i) the Business Combination Agreement, pursuant to which the Business Combination and the transactions contemplated thereby are to occur (the “Business Combination Proposal”); (ii) the Plan of Merger and the transactions contemplated thereby (the “Merger Proposal”); and (iii) certain material provisions in the amendment of the articles of association of TopCo presented separately in accordance with SEC requirements (the “Charter Amendment Proposal”). The voting results for these proposals were as follows:

Proposal No. 1 - Business Combination Proposal
For	Against	Abstain
30,775,953	1,259,612	100,657

Proposal No. 2 - Merger Proposal
For	Against	Abstain
30,775,953	1,259,612	100,657

Proposal No. 3 - Charter Amendment Proposal
For	Against	Abstain
28,464,079	3,170,774	501,369

As there were sufficient votes to approve the above proposal, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Capitalized terms used but not defined herein will have the same meaning as in the Definitive Proxy/Prospectus.

Item 8.01	Other Events.

Shareholders holding 31,820,685 Class A ordinary shares tendered their shares for redemption in connection with the approval of the Business Combination.

On December 13, 2021, Yucaipa and TopCo issued a joint press release announcing the voting results of the General Meeting. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 13, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2021

YUCAIPA ACQUISITION CORPORATION

By:	/s/ Ira Tochner
Name: Ira Tochner
Title: Chief Financial Officer and Chief Operating Officer